SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 20, 2003

Commission File Number 0-23155

TRIMERIS, INC.

(Exact name of registrant)

Delaware (State of organization)	56-1808663 (I.R.S. Employer Identification Number)

3518 Westgate Drive, Suite 300, Durham, North Carolina 27707
(Address of principal executive offices and zip code)

(919) 419-6050
(Registrant’s telephone number)

ITEM 5.         OTHER EVENTS

Trimeris, Inc. incorporates herein by reference the information contained in the statements filed as Exhibits 99.1, 99.2 and 99.3 to this Current Report.

ITEM 7.         EXHIBITS

Exhibit No

99.1	Press Release dated March 20, 2003

99.2	Press Release dated March 20, 2003

99.3	Press Release dated March 20, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMERIS, INC.
By:	/s/ DANI P. BOLOGNESI

Dani P. Bolognesi Chief Executive Officer and Chief Scientific Officer

Dated March 20, 2003